Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
 PURSUANT TO
 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph P. Ciavarella, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Langer, Inc. on Form 10-Q for the three months ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Langer, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

November 21, 2005

By:	/s/ Joseph P. Ciavarella
Name:	Joseph P. Ciavarella
Title:	Vice President and
Chief Financial Officer